UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 1, 2020

Crawford United Corporation

(Exact Name of Registrant as Specified in Charter)

Ohio	000-00147	34-0288470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10514 Dupont Avenue Cleveland, Ohio	44108
(Address of Principal Executive Offices)	(Zip Code)

(216) 243-2614

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported, effective January 2, 2020, Crawford United Acquisition Company, LLC, an Ohio limited liability company (the “Company”), a wholly-owned subsidiary of Crawford United Corporation, completed the acquisition of substantially all of the assets of MPI Products, Inc. (dba Marine Products International), an Ohio corporation and supplier of marine hose and marine accessories to boat builders and distributors (the “Seller”), pursuant to an Asset Purchase Agreement entered into as of January 1, 2020 by and among the Company, the Seller, the seller parties named therein (the “Seller Parties”) and the Seller Parties’ representative named therein).

This Form 8-K/A is being filed by the Company to amend the Current Report on Form 8-K filed on January 7, 2020 (the “Original Report”) solely to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Original Report. Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited balance sheet of MPI Products, Inc. as of December 31, 2019, and the related statement of income, retained earnings, and cash flows for the year then ended, and the related notes to the financial statements are included as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial statements of Crawford United Corporation giving effect to the acquisition of MPI Products, Inc. are included as Exhibit 99.2 to this Form 8-K/A.

(d)      Exhibits.

Exhibit No.	Description of Exhibit

23	Consent of Meaden & Moore, Ltd.

99.1

Audited balance sheet of MPI Products, Inc. as of December 31, 2019, and the related statement of income, retained earnings, and cash flows for the year then ended, and the related notes to the financial statements.

99.2	Unaudited pro forma condensed combined financial statements of Crawford United Corporation for the period ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD UNITED CORPORATION

Date: March 13, 2020	/s/ Kelly J. Marek
Name: Kelly J. Marek
Its: Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

23	Consent of Meaden & Moore, Ltd.

99.1

Audited balance sheets of MPI Products, Inc. as of December 31, 2019, and the related statements of income, comprehensive income, stockholders’ equity, and cash flows for the year then ended, and the related notes to the financial statements.

99.2	Unaudited pro forma condensed combined financial statements of Crawford United Corporation for the period ended December 31, 2019.

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